Supplement dated April 20, 2016

To the Prospectuses dated May 1, 2014 as amended, for

NYLIAC Single Premium Variable Universal Life Insurance

New York Life Legacy Creator Single Premium Variable Universal Life Insurance

Investing in

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the May 1, 2014 prospectuses, as amended (the “Prospectuses”) for the variable universal life insurance policies offered through the separate account referenced above (the “Policies”). You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to add MainStay VP Small Cap Core—Initial Class as an Investment Division that is available under the Policies as of May 1, 2016.

Keeping this purpose in mind, please note the following:

Addition of MainStay VP Small Cap Core—Initial Class

Add the following entry to the table showing the Annual Portfolio Company Operating Expenses for the Prospectuses after the entry for “MainStay VP S&P 500 Index—Initial Class”:

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)
MainStay VP Small Cap Core–Initial Class	0.85%	0.00%	0.04%	0.89%

Add the following to the entry to the table showing Funds and Eligible Portfolios for the Prospectuses after the entry for “MainStay VP S&P 500 Index—Initial Class”:

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Small Cap Core– Initial Class	New York Life Investments Subadviser: CCM[1]	• Seeks long-term growth of capital.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010

[1]	CCM refers to Cornerstone Capital Management Holding LLC.